                                                                   EXHIBIT 10(f)

                                 PROMISSORY NOTE

$                                                          Boca Raton, Florida
                                                           Date:

                  FOR VALUE RECEIVED, the undersigned,

residing at

(hereinafter called the "Debtor"), hereby promises to pay to the order of SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation (hereinafter called the "Lender"), at its principal offices at 951 Yamato Road, Boca Raton, Florida, or such other place as the Lender shall designate, the principal sum of ________________________________Dollars ($______), together with interest on the unpaid principal hereof from the date hereof at the rate of 4% per annum, in lawful money of the United States of America.

                  Payment of the entire amount of principal hereof shall be made
(i) not later than five (5) years from the date hereof, (ii) upon cessation of the Debtor's employment with the Lender (including its subsidiaries), or (iii) upon the sale of the Debtor's Option Shares as defined in the Loan Plan described herein whichever occurs earlier, as more fully set forth in the Loan Plan. Payment of interest shall be made annually, on each anniversary of the date hereof or on the next succeeding business day if such anniversary shall fall on a non-business day, until this Note shall have been paid in full and, upon payment in full of the principal hereof, any accrued but unpaid interest shall be paid. In the event that the Debtor shall fail to pay all or any part of the principal of this Note when due (whether at maturity, by reason of acceleration or otherwise), such unpaid principal shall bear interest from its due date until paid in full at an annual rate equal to the "prime rate" (in effect from time to time) of the bank with whom the Lender has its primary banking relationship (but such rate shall in no event be greater than the maximum rate permitted by any applicable law).

                  This Note arises out of and is subject to the terms of (i) a certain Stock Purchase Loan Plan adopted by resolution of the Board of Directors of the Lender on February 16, 1979 (such Plan, as in effect from time to time, being herein called the "Loan Plan") and (ii) is secured in accordance with the Loan Plan and by a Security Agreement, dated as of ____________ between the Debtor and the Lender, granting a security interest to the Lender in certain Option Shares (as defined in the Loan Plan) and/or other collateral. The Debtor hereby accepts and agrees to abide by the terms and provisions of the Loan Plan, which Loan Plan, among other things, contains provisions for the prepayment on account of the principal of this Note prior to maturity and provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, all upon the terms and conditions specified in the Loan Plan.


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                  The Debtor shall have the right to prepay the unpaid principal of this Note in whole at any time together with unpaid interest accrued to date, or in part from time to time, without premium.

                  No delay or omission of the holder hereof to exercise any right hereunder or under the Loan Plan, whether before or after the happening of any event of default or non-compliance with the Loan Plan, shall impair any such right or shall operate as a waiver thereof or of any event of default or non-compliance with the Loan Plan, nor shall any single or partial exercise thereof, or the exercise by the holder hereof, preclude any other or further exercise thereof, or the exercise of any other right. The remedies provided are cumulative and are not exclusive of any remedies provided by law or in equity.

                  The Debtor hereby waives demand, presentment of payment, notice of non-payment and protest.

                  The Debtor agrees to pay all costs of collection and reasonable attorneys' fees in case the principal and/or interest hereof shall not be paid when due and payable.

                  This Note is to be governed by and construed an enforced in accordance with the laws of the State of New York.

                                                  ------------------------------
                                                  Debtor


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                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of the ___ day of ___________, 19__ by and between SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation (the "Corporation") and ________________________ residing at
________________________
_______________________________________________________________ (the "Debtor").

                               W I T N E S S E T H

                  WHEREAS, the Debtor now holds and may in the future acquire options to purchase common stock of the Corporation;

                  WHEREAS, the Corporation has adopted a certain Loan Plan, as hereinafter defined, under the terms of which the Corporation may make loans to the Debtor or may guarantee the repayment of Bank Loans, as hereinafter defined, to enable the Debtor to exercise such options, or to borrow money for the payment of federal income taxes due as a result of the exercise of such options or for certain other purposes; and

                  WHEREAS, under the terms of the Loan Plan all loans made or guaranteed by the Corporation are to be secured in accordance with such Loan Plan; and

                  WHEREAS, the Corporation of even date herewith has made or guaranteed loans to the Debtor and may in the future make or guarantee additional loans to the Debtor pursuant to the Loan Plan;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. DEFINITIONS

                  (a) "Loan Plan" shall mean the Stock Purchase Loan Plan adopted by the Corporation on February 16, 1979 providing for loans and guarantees of Bank Loans to certain optionees (as defined in the Loan Plan) for any of the purposes stated therein, as such Loan Plan may be in effect from time to time.

                  (b) "Promissory Note" shall mean any promissory note made by the Debtor to the Corporation to evidence a loan under the Loan Plan.

                  (c) "Bank Loan" shall mean a loan made to the Debtor by a financial institution approved by the Corporation, which loan is guaranteed by the Corporation pursuant to the Loan Plan.

                  (d) "Collateral" shall mean Shares of the Corporation's common stock and all other securities or other property of the Debtor pledged hereunder, including all securities and other property added hereafter as provided herein.



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                  (e) "Total Debt" shall mean the total of the principal and accrued, unpaid interest on all Promissory Notes and Bank Loans outstanding at any given time.

                  (f) "Shares" shall mean any and all shares of stock or other securities included in the Collateral.

                  (g) "Event of Default" shall mean any one of the events of default described in Section 7 hereof.

                  (h) "Guaranty Obligation" shall mean the obligation of the Debtor to pay to the Corporation any amount paid by the Corporation to a financial institution in partial or total discharge of any Bank Loan, pursuant to the Corporation's guarantee of such Bank Loan, in accordance with the Corporation's right of subrogation or otherwise.

                  All other capitalized terms used in this Agreement not defined herein shall have the respective meanings ascribed to them in the Loan Plan.

                  2. INCORPORATION OF TERMS OF LOAN PLAN

                  All obligations of the Debtor to the Corporation arising out of any Promissory Note and/or any Bank Loan guaranteed by the Corporation, including all Guaranty Obligations, are secured by the Collateral as provided herein, in accordance with the terms and provisions of the Loan Plan and this Agreement. The Debtor hereby accepts and agrees to comply with and be subject to the terms and provisions of the Loan Plan, which is hereby incorporated by reference.

                  3. PLEDGE

                  A. The Debtor hereby pledges with the Corporation, as collateral security for the due and punctual payment of the Total Debt when due, whether at maturity, by acceleration or otherwise, and the interest portion thereof when due from time to time, and any other obligations of the Debtor under any Promissory Note, Bank Loan or Guaranty Obligation, and for the due and punctual performance and observance by the Debtor of the terms, covenants and agreements on its part to be performed and observed under this Agreement, the Loan Plan and any Promissory Note and/or Bank Loan,

                  (i) certificates representing ____ Shares of common stock of the Corporation, and

                  (ii) such other certificates representing shares of stock or other securities, money or property as from time to time are required to be delivered to the Corporation as collateral, or otherwise to be included in the collateral, as provided in the Loan Plan and in this Agreement and as may, but need not, from time to time be specified in one or more schedules attached to this Agreement and executed by the parties hereto, such schedule or schedules to be deemed a part of this Agreement,



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together with the Shares evidenced by the aforesaid certificates. The Debtor hereby assigns and transfers to the Corporation, or its nominee or a custodian designated by it, the Shares, including any distributions on said Shares, and herewith delivers to the Corporation, or such nominee or custodian, certificates representing the Shares in negotiable form or accompanied by appropriate instruments of transfer, in blank. Such certificates shall be held by the Corporation, or such nominee or custodian, and dealt with as provided in the Loan Plan and this Agreement.

                  B. Without limitation to Subsection A of this Section 3, the Debtor expressly pledges all securities, money or property which may become payable or distributable in respect of, or in exchange for, any Collateral, including distributions on shares of stock in the course of dissolution, liquidation or winding up of any issuing corporation or person whose securities are held as collateral, or upon redemption or other acquisition or retirement of any shares of stock of such corporation, and any such security, money or property shall be deemed to be included in the Collateral in accordance with the terms of this Agreement, with the exception that cash dividends and other distributions, at the option of the Corporation, may be applied against and reduce the Total Debt.

                  The Debtor shall forthwith transfer to the Corporation, in negotiable form, any such security, money or property which may be received by it, to be held as part of the Collateral or to reduce the Total Debt as provided in the Loan Plan and in this Agreement.

                  C. The Debtor or hereby designates and appoints the Corporation as its attorney-in-fact with full power of substitution, to transfer any and all Shares on the books of the issuer thereof and to perform any and all acts necessary or desirable and proper in connection with the performance of the terms and provisions of the Loan Plan and this Agreement, including but not limited to the power to make and execute all conveyances, assignments and transfers of the Collateral sold or otherwise disposed of in accordance with the Loan Plan or this Agreement. The Debtor shall execute and deliver or cause to be executed and delivered to the Corporation such other and additional instruments, powers, authorities, proxies, dividend and other orders, and such other documents, as the Corporation may reasonably request, to carry out the purposes and intent of the Loan Plan and this Agreement.

                  D. Any and all Collateral may be pledged or repledged by the Corporation to any financial institution in connection with the guarantee by the Corporation of any Bank Loan to the Debtor as security for such guarantee and/or the repayment of such Bank Loan, without notice to the Debtor. Any and all Collateral may be transferred and delivered to a nominee or custodian designated by the Corporation, without notice to the Debtor.

                  4. VOTING OF SHARES

                  During the term of this Agreement the Debtor shall have the right to direct the voting with respect to the Shares and shall retain all rights of beneficial ownership in the Shares not inconsistent with the rights of the Corporation hereunder, including rights to bring actions, proceedings and make claims.


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                  5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEBTOR

                  A. The Debtor represents and warrants that he has good and marketable title to the Collateral, free and clear of any lien, pledge or other security interest or claim of any kind (except the pledge provided for herein) and has the right to pledge the Collateral as herein provided.

                  B. The Debtor covenants and agrees that he will not sell, transfer, convey, assign, lien, pledge or otherwise encumber any interest, equitable or otherwise, that he may now or hereafter have in the Collateral, except as provided in this Agreement and in the Loan Plan.

                  6. RELEASE OF SHARES FROM COLLATERAL

                  A. Upon the discharge in full of the Total Debt, and the release of the Corporation from all guarantees on any Bank Loan relating thereto, this Agreement shall terminate and the Collateral shall be promptly assigned, transferred and delivered to the Debtor or its order.

                  B. Any Shares sold by the Debtor shall be released from Collateral and promptly assigned, transferred and delivered to the Debtor, or his order, provided arrangements shall have been made, satisfactory to the Corporation, for the proceeds of such sale to be applied against and reduce the Total Debt as determined by the Corporation, in its sole discretion, in accordance with the Loan Plan.

                  C. Notwithstanding any other provision of this Agreement, this Agreement and in particular, but without limitation, any withdrawals of Collateral to the extent permitted under the Loan Plan, shall be subject to all applicable margin laws, including any rules, regulations or policies of any governmental or regulatory agency then in effect.

                  7. EVENT OF DEFAULT

                  In case any one or more of the following events (defined herein as "Event of Default") shall occur, then, at the option of the Corporation, the Total Debt shall immediately become due and payable, together with accrued interest, without notice, demand, protest or presentment, all of which are hereby expressly waived:

                  (a) A default by the Debtor in the due and punctual payment of the principal of or interest on any Bank Loan (whether such payment is due at maturity, by reason of acceleration or otherwise);

                  (b) A default by the Debtor in the due and punctual payment of principal or interest whether such payment is due at maturity, by reason of acceleration or otherwise under any Promissory Note;

                  (c) Non-compliance by the Debtor with any term or provision of the Loan Plan;



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                  (d) A breach or inaccuracy of any representation or warranty by the Debtor contained in or made in connection with this Agreement, any Promissory Note, any Bank Loan; or the Loan Plan;

                  (e) In the event the Debtor shall become insolvent or a petition in bankruptcy or for the appointment of a receiver is filed by or against the Debtor, or an attachment is levied against the Debtor's collateral; or

                  (f) In the event of the death or incapacity of the Debtor.

                  If any Event of Default shall occur and shall be continuing, the Corporation may liquidate the Collateral as provided herein and apply the proceeds against and reduce the Total Debt and any other obligations of the Debtor secured by the Collateral. In general, and without limitation to the foregoing, the Corporation shall have the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of New York.

                  8. LIQUIDATION

                  In the event the Corporation shall find it necessary to maintain margin requirements, or in the event the Corporation shall, in its discretion, find it necessary for its protection to require additional Collateral at an earlier or later point in time than called for by said margin requirements, or if any Event of Default shall occur and shall continue the Corporation may, without notice to the Debtor, sell all the Collateral in such manner (including a sale on any exchange or other market where such business is usually transacted, or at any public auction or private sale) and for such price, not contrary to applicable law, as the Corporation may determine. The Corporation shall be free to purchase all or any part of the Collateral for its own account. Out of the proceeds of any sale the Corporation may retain an amount equal to the Total Debt, plus the amount of the expenses of any sale and any other obligations which may have accrued, and shall pay any balance of such proceeds to the Debtor.

                  The Debtor shall be responsible for the prompt payment of any deficiency.

                  9. NO WAIVER

                  No failure on the part of the Corporation or the Debtor to exercise, and no delay on the part of the Corporation or the Debtor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Corporation or the Debtor of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  10. EFFECT OF EXTENSION, WAIVER, ETC.

                  The Debtor agrees that no consent to the modification of the terms of any Promissory Note, the terms of any Bank Loan or the guarantee relating thereto or the terms or provisions of the Loan Plan shall release the





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Debtor from any obligation or liability hereunder or shall release, waive or otherwise affect the Corporation's right hereunder with respect to the Collateral.

                  11. GOVERNING LAW

                  This Agreement shall in all respects be construed and interpreted in accordance with and governed by the laws of the State of New York, excluding rules relating to conflicts of law.

                  12. ASSIGNMENT

                  The Debtor shall not assign this Agreement or any part hereof or any right or interest herein without the prior written consent of the Corporation. The Corporation shall have the right to assign this Agreement or any part hereof or any right under or in this Agreement or all or any part of the Collateral pledged hereunder without the Debtor's consent, and any assignee of the Corporation shall have all of the rights, powers, benefits and remedies of the Corporation hereunder. This Agreement shall be binding upon and inure to the benefit of the successors and assigns and the Corporation and the permitted successor, assigns, heirs and executors of the Debtor.

                  13. APPLICABLE MARGIN AND OTHER LAWS

                  This Agreement is subject to all applicable securities regulation, margin and other laws, including rules and regulations promulgated thereunder, and shall he construed in a manner consistent, and so as to otherwise comply, with any requirements of any such applicable laws.

                  14. NOTICES

                  All notices, requests, demands and other communications provided for in this Agreement shall be in writing and, unless otherwise specifically provided herein, shall be deemed to have been given at the time when mailed, by registered or certified mail, addressed as set forth below, or to such changed address as either party may have fixed by notice:

                  (i)  If to the Debtor:

                  (ii) If to the Corporation:

                       Sensormatic Electronics Corporation
                       500 N.W. 12th Avenue
                       Hillsboro Plaza
                       Deerfield Beach, Florida 33341
                       Attention: Treasurer

provided, however, that any notice of change of address shall be effective only upon receipt.



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                  15. MODIFICATION

                  This Agreement may not be modified except by a written amendment signed by the party to be charged.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                             SENSORMATIC ELECTRONICS CORPORATION

                                             By
                                               --------------------------------

                                               --------------------------------
                                                           Debtor


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                       SENSORMATIC ELECTRONICS CORPORATION

                            Stock Purchase Loan Plan

         1. LOANS. The Corporation may lend to any director, officer or key employee of the Corporation (including its subsidiaries) as may be designated from time to time by the Board of Directors or the Compensation Committee (the "Compensation Committee") of the Board of Directors, from time to time, at his request, for the purpose of exercising stock options granted to such person (an "optionee") under the Corporation's Qualified Stock Option Plan, Non-Qualified Stock Option Plan or Incentive Stock Option Plan, an amount equal to the aggregate purchase price or any portion thereof for shares issuable under such of his options as the optionee shall then elect to exercise, subject to any applicable laws and regulations relating to margin requirements, upon the terms and conditions set forth below:

         A. Each such loan shall bear interest at the rate of 4% per annum, payable annually, on the anniversary date of such loan, PROVIDED that each such loan outstanding on March 23, 1984, shall not bear interest, effective as of March 1, 1984.

         B. Each such loan shall be repaid in full (i) on or before the fifth anniversary date of such loan, provided that each such loan outstanding on March 23, 1984, shall have a maturity date of March 23, 1989; (ii) in the event of the death of the optionee or cessation of employment of the optionee by reason of the optionee's total disability, on or before the first anniversary date of such death or such cessation of employment, PROVIDED that this clause (ii) shall not apply to each such loan outstanding on March 23, 1984; (iii) upon the cessation of the employment of the optionee by the Corporation (including its subsidiaries), if other than by reason of the death or total disability of the optionee, PROVIDED that this clause (iii) shall not apply to each such loan outstanding on March 23, 1984; or (iv) upon the sale of the Option Shares with respect to which such loan was incurred, whichever of (i), (ii), (iii) or (iv) is earliest.

         C. Each such loan or any part thereof may be prepaid at any time without premium and such loan shall be prepaid to the extent required to maintain the Margin Limitation set forth in Section 4A hereof.

         D. All Option Shares with respect to which any such loan is made or such lesser number of such Option Shares as shall be required to comply with the Margin Limitation set forth in Section 4A hereof, together with the proceeds of any sale of such Option Shares (to the extent contemplated in Section 1E hereof), shall be pledged to the Corporation as security for the payment of the principal of and interest, if any, on such loan and similar loans, and also, subject to Section 3G hereof, as security for the payment of any obligations of the optionee to the Corporation under any loans made or arising out of any guarantees, or otherwise, pursuant to Section 2 of this Plan (all such debt to the Corporation and any bank loans guaranteed pursuant to Section 2 of this Plan being hereinafter sometimes collectively referred to as the "Total Debt").

         E. Option Shares shall be released from the pledge to the Corporation in connection with a sale of such option Shares by the optionee at any time, PROVIDED that, in connection with such sale, arrangements (satisfactory to the

Corporation) shall have been made to assure that the proceeds from such sale shall first be applied to the repayment of outstanding loans from the Corporation incurred with respect to Option Shares, and next applied to the reduction of any bank debt relating to Option Shares and guaranteed by the Corporation, and in any event applied to the repayment of any indebtedness to the Corporation, or indebtedness to a bank, relating to Option Shares to the extent, if any, required to comply with the Margin Limitation set forth in
Section 4A hereof. At the direction of the Plan Committee (as defined in Section 7A hereof), the proceeds may be applied to the reduction of bank debt guaranteed prior to the repayment of loans from the Corporation. Option Shares may be released from the pledge under other circumstances with the prior approval of the Plan Committee and subject to compliance with the Margin Limitation set forth in Section 4A hereof.

         F. As a condition to the making of any loan under this Section 1, provision shall be made, satisfactory to the Corporation, for the withholding or payment of amounts required to be withheld for income tax purposes in connection with the exercise of any option under the Non-Qualified Stock Option Plan or otherwise in connection with the purchase of any Option Shares.

         2. ADDITIONAL LOANS OR GUARANTEES OF BANK LOANS. The Corporation may from time to time, at an optionee's request, lend to such optionee or guarantee the repayment of a loan (including principal and accrued interest) made by an established bank to any optionee referred to in Section 1 of this Plan for the purpose of paying federal and other income taxes due as a result of the purchase of Option Shares upon the exercise of stock options granted to such optionee under the Corporation's Non-Qualified Stock Option Plan or the exercise of stock options granted under the Corporation's Qualified Stock Option Plan or Incentive Stock Option Plan under circumstances resulting in ordinary income tax treatment or for such other purpose (notice of which shall have been given to the Compensation Committee) arising after such a taxable event has occurred as shall be acceptable to the Compensation Committee, all subject to any applicable laws and regulations relating to margin requirements, upon the terms and conditions set forth below:

         A. Such loans or guarantees with respect to loans may not be made in an aggregate principal amount exceeding 50% of the amount of ordinary income (taxable income) recognizable for federal income tax purposes attributable to the exercise of such non-qualified options, or to the exercise of qualified or incentive options under such circumstances; except to the extent otherwise authorized by the Board of Directors.

         B. Each such loan by the Corporation shall bear interest at the rate of 4% per annum, payable annually, on the anniversary date of such loan, PROVIDED that each such loan outstanding on March 23, 1984, shall not bear interest, effective as of March 1, 1984.

         C. Each such loan or bank loan shall be repaid in full (i) on or before the fifth anniversary date of the purchase of the Option Shares to which such loan relates, PROVIDED that each such loan outstanding on March 23, 1984, shall have a maturity date of March 23, 1989; (ii) in the event of the death of the optionee or cessation of employment of the optionee by reason of the optionee's total disability, on or before the first anniversary date of such death or such




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

cessation of employment, PROVIDED that this clause (ii) shall not apply to each such loan outstanding on March 23, 1984; (iii) upon the cessation of the employment of the optionee by the Corporation (including its subsidiaries) , if other than by reason of the death or total disability of the optionee, PROVIDED that this clause (iii) shall not apply to each such loan outstanding on March 23, 1984; or (iv) upon the sale of the Option Shares to which such loan relates, whichever of (i), (ii), (iii) or (iv) is earliest.

         D. Each such loan by the Corporation may be prepaid at any time without premium and each such loan by the Corporation or bank loan or any part thereof shall be prepaid to the extent required to maintain the Margin Limitation set forth in Section 4A hereof.

         E. Subject to Section 3G hereof, all Option Shares to which any such loan or guarantee relates or such lesser number of such Option Shares as shall be required to comply with the Margin Limitation set forth in Section 4A hereof, together with the proceeds of any sale thereof (to the extent contemplated in Section 1E hereof), shall be pledged to the Corporation as security for the payment of principal and interest, if any, on such loan and also for the payment to the Corporation of any amount paid by the Corporation to the bank in discharge of the optionee's obligation on the bank debt pursuant to the Corporation's guarantee, in accordance with the Corporation's right of subrogation in such event, or otherwise (or for the payment of the underlying bank debt, directly), and also for the payment of any obligations of the optionee to the Corporation under any loans made pursuant to Section 1 of this Plan.

         F. Option Shares shall be released from the pledge to the Corporation as provided for in Section 1E hereof.

         G. As a condition to the making of any loan or guarantee under this
Section 2, provision shall have been made, satisfactory to the Corporation, for the withholding or payment of amounts required to be withheld for income tax purposes in connection with the exercise of any option under the Non-Qualified Stock Option Plan or otherwise in connection with the purchase of any Option Shares.

         3. PLEDGE.

         A. Option Shares shall be pledged to the Corporation as provided for in Sections 1D, 1E, 2E, and 2F hereof. Such other marketable securities or such other collateral as shall be acceptable to the Corporation, with the approval of the Compensation Committee, may be pledged to the Corporation as collateral securing the obligations referred to in Sections 1 and 2 of this Plan. Such other collateral shall be subject to the terms and conditions of this Plan to the same extent as if it were Option Shares. (All Option Shares and all other collateral held by the Corporation under this Plan are hereinafter sometimes collectively referred to as the "Collateral.") The optionee shall represent and warrant to the Corporation that all such Option Shares and other Collateral are owned by such optionee free and clear of any lien, pledge or other security interest or claim of any kind. All such Option Shares and other Collateral shall be assigned, transferred and delivered, as security, to the Corporation, or at its election to a nominee or custodian designated by the Corporation, free and clear of any such lien, security interest or claim.

         B. All cash dividends paid and other cash distributions made with respect to the Collateral shall be applied to the reduction of the Total Debt, unless otherwise determined by the Plan Committee, in its sole discretion, and




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



all other dividends paid and distributions made with respect to, and securities received in exchange for or upon exercise or conversion of, the Collateral shall be held as additional Collateral, subject to the terms and conditions of this Plan to the same extent as if it were Option Shares.

         C. All or any part of the Collateral may be pledged or repledged by the Corporation to the bank in connection with any bank loans to the optionee guaranteed by the Corporation, as security for such guarantee and/or the repayment of such loans, without notice to the optionee, and the bank shall have all of the rights of the Corporation under this Plan, without limitation to any other rights of the bank.

         D. All voting and other rights of a security holder with respect to the Collateral shall be exercised in accordance with the instructions of the optionee.

         E. Upon the discharge in full of the Total Debt at any time outstanding, and the release of the Corporation from all guarantees relating thereto, the Collateral promptly shall be assigned, transferred and delivered to the optionee.

         F. Notwithstanding the foregoing pledge, unless otherwise agreed to in writing by the Corporation, the optionee shall be liable to the Corporation for any deficiency remaining with respect to the discharge of the Total Debt in the event of the liquidation of the Collateral, by the optionee or the Corporation, and the optionee shall make payment promptly of the balance of such Total Debt and any related obligations.

         G. Notwithstanding anything to the contrary contained herein, to the extent necessary to comply with Regulation G promulgated by the Federal Reserve Board, Collateral pledged to the Corporation to secure any obligation under this Plan which is 'purpose credit' pursuant to such Regulation G shall not be relied upon as Collateral for any other obligation under this Plan.

         4. MARGIN.

         A. MARGIN LIMITATION. The optionee will have pledged with the Corporation such Option Shares and other Collateral, for margin purposes, as shall have an aggregate Market Value of (i) at all times during which any loans from the Corporation or guaranteed by the Corporation pursuant to this Plan are outstanding, not less than the amount of the Total Debt then outstanding, PROVIDED that if all Option Shares with respect to which any loan was made hereunder (whether the loan was for the purchase price of such Option Shares, the amount of the tax liability incurred upon exercise of the options or for another purpose) are pledged to the Corporation as Collateral, such Collateral shall be deemed sufficient to satisfy the requirements of this clause (i) regardless of the Market Value of such Option Shares, and (ii) at all applicable times, not less than the amount required under Regulation G promulgated by the Federal Reserve Board and any other applicable margin laws. Not withstanding the foregoing, but subject to any applicable margin laws, the Compensation Committee may permit the aggregate market value of an optionee's Collateral to be an amount less than that contemplated in clause (i) above under circumstances in





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which the margin limitation set forth in clause (i) would, in the Compensation
Committee's view, cause undue hardship or inequities. Any withdrawal of Collateral shall be subject to compliance with such margin requirements.

         B. LIQUIDATION. The Corporation shall have the right with respect to any optionee's account, in accordance with the margin requirements established pursuant to Section 4A hereof, or if in the Corporation's discretion it reasonably considers it necessary for its protection to require additional collateral at an earlier or later point in time than called for pursuant to said provisions, or in the event that a petition in bankruptcy or for the appointment of a receiver is filed by or against the optionee, or an attachment is levied against the optionee's Collateral, or in the event of the death or total disability of the optionee, to sell any or all of the Collateral, without demand for additional collateral, notice of sale, or other notice. Any such sale may be made at the Corporation's discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale; and the Corporation may be the purchaser for its own account. It shall be understood that a prior demand, or call, or prior notice of the time and place of such sale shall not be considered a waiver of the Corporation's right to sell or buy without demand or notice provided in this Plan.

         5. DEFAULTS.

         In the event (i) that a petition in bankruptcy or for the appointment of a receiver is filed by or against the optionee, or an attachment is levied against the optionee's Collateral, or, in the event of the death or cessation of employment of the optionee by reason of the optionee's total disability, upon the day next succeeding the first anniversary date of such death or such cessation of employment, PROVIDED that if such first anniversary is later than the maturity date of the debt as provided for in Sections 1C and 2B hereof, then upon the day next succeeding such maturity date, (ii) that the optionee defaults in the payment of principal of or interest, if any, on any bank loan guaranteed by the Corporation, or (iii) of default by the optionee in any of the optionee's obligations with respect to this Plan or of any breach or inaccuracy of any representation or warranty made by the optionee in connection with this Plan, the Corporation may, at its option, by notice in writing to the optionee, declare all debt to the Corporation and all Bank debt guaranteed by the Corporation to be, and such debt shall thereupon be, immediately due and payable, together with all interest accrued thereon, without further notice, demand or presentment, and, in the event all obligations of the optionee with respect to the Total Debt are not immediately discharged, the Corporation may liquidate the Collateral of the optionee, discharge all bank debt of the optionee guaranteed by the Corporation, and discharge all the optionee's obligations to the Corporation. In general and without limitation to the foregoing, the Corporation shall have all of the rights and remedies of a secured party under the Uniform Commercial Code.

         6. DEFINITIONS.

         "Market Value" of a security shall mean the average of the closing prices of such security on a national securities exchange as reported by such exchange or, if the security is not listed on a national securities exchange, the average of the means of the closing bid and asked prices reported in the NASDAQ System for the trading day immediately preceding the date as of which such Market Value is to be determined. The "Market Value" of any other property shall be its fair market value, determined in a reasonable manner, as approved by the Plan Committee.




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         "Margin Limitation" shall mean the margin requirement referred to in
Section 4A hereof.

         7. ADMINISTRATION.

         A. This Plan shall be administered by a Plan Committee comprised of not fewer than 3 nor more than 5 members who shall be appointed by, and may be removed by, the Board of Directors. The Plan Committee may consist of members of the Board of Directors, officers or other employees of the Corporation, or other individuals designated by the Board; PROVIDED however, that at least one member of the Plan Committee shall be an officer of the Corporation. A quorum of the Plan Committee shall be a majority of the entire Plan Committee, and the act of a majority of the members of the Plan Committee present at any meeting at which a quorum is present shall be the act of the Plan Committee. Subject to the provisions of Section 7B hereof, at shall be the duty and authority of the Plan Committee to interpret and construe the provisions of this Plan, to decide any disputes which may arise under this Plan, and, in general, to direct the administration of this Plan. All expenses in connection with the administration of this Plan may be paid by the Corporation.

         B. The Compensation Committee shall have the authority to establish additional guidelines and limitations, and terms and conditions, not inconsistent with the terms and provisions of this Plan, for the making of any or all loans and guarantees pursuant to Sections 1 and 2 of this Plan.

         C. Members of the Plan Committee shall be free from all liability for their acts (and omissions to act) and conduct in the administration of this Plan (including dealings with the Collateral), except for acts of willful misconduct. Members of the Compensation Committee similarly shall be free from all liability in connection with their carrying out their responsibilities under this Plan, except for acts of willful misconduct.

         8. GENERAL.

         A. RIGHTS OF OPTIONEES. Notwithstanding anything to the contrary contained in this Plan, no optionee shall be entitled as a matter of right to any loan or any guarantee pursuant to this Plan, any such loan or guarantee to be made at the discretion of the Corporation. Eligibility and participation in this Plan shall give any optionee only such rights as are set forth in this Plan and any amendments hereto and shall in no way affect or in any manner limit the employer's right to discharge any optionee, which right is expressly reserved hereby, or impair the authority of the Corporation to limit the optionee's rights, claims, or causes, as provided in this Plan.

         B. ASSIGNMENT. All of the rights, interests and benefits of the Corporations in, to or under any promissory notes, security agreements, the Collateral, or other instruments and documents, or otherwise arising under this Plan, may be assigned by the Corporation, and any such assignee shall have all of the rights, interests, benefits, powers and remedies of the Corporation thereunder and under this Plan.

         C. AGREEMENTS AND ADDITIONAL ACTS. Each optionee, whenever and as often as requested to do so by the Corporation, shall execute and deliver any and all promissory notes, security and other agreements, purpose statements and other




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instruments or documents, and do any and all further acts or things, as may be reasonably required by the Corporation in connection with his participation in and to carry out the purposes and intent of this Plan.

         D. AMENDMENT AND TERMINATION. This Plan may be amended or terminated at any time by the Corporation by action of its Board of Directors, or an appropriate Committee thereof; PROVIDED however, that the termination of this Plan shall be effective only with respect to Option Shares not acquired prior to the termination of this Plan, and this Plan and the obligations of the Corporation pursuant to this Plan shall remain in effect with respect to any loans by the Corporation or any bank loans guaranteed or which may be guaranteed pursuant to this Plan relating to Option Shares acquired prior to the termination of this Plan; and PROVIDED FURTHER however, that no amendment shall adversely affect the rights of all optionee with respect to loans by the Corporation or bank loans guaranteed pursuant to the Plan relating to Option Shares acquired prior to the amendment of this Plan. Notwithstanding anything to the contrary contained in this Section 8D or elsewhere in this Plan, this Plan may be terminated, effective with respect to all Option Shares, and all obligations of the Corporation with respect to loans or guarantees not theretofore affected, in the event that the Board of Directors, or an appropriate Committee thereof, determines that the financial condition of the Corporation is such that the termination of this Plan is advisable.

         E. APPLICABLE MARGIN AND OTHER LAWS. This Plan and all loans and guarantees under this Plan are subject to all applicable securities regulation, margin and other laws, including rules and regulations promulgated thereunder, and, accordingly, this Plan may be amended retroactively at any time to conform to any such applicable laws, and the provisions of this Plan shall be construed in a manner consistent, and so as to otherwise comply, with any requirements of any such applicable laws.

         F. GOVERNING LAW. All questions pertaining to the construction, regulation and effect of this Plan and of any of the provisions hereof shall, to the extent not governed by federal law, be determined under and according to the laws of the State of New York, and all agreements and other instruments delivered pursuant to this Plan shall, to the extent not governed by federal law, be governed by, construed and enforced in accordance with the laws of the State of New York (excluding conflict of laws provisions).




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